Exhibit 10.18

Certain portions of this agreement, for which confidential treatment has been requested,

have been omitted and filed separately with the Securities and Exchange Commission.

Sections of the agreement where portions have been omitted have been identified in the text.

4th AMENDMENT

RESTATED DEL MONTE FOODS

RETAIL BROKERAGE AGREEMENT

This Fourth Amendment (“4th Amendment”) dated August 11, 2011 shall amend the Restated Del Monte Foods Retail Brokerage Agreement dated November 22, 2008 and subsequently amended on May 4, 2009, September 22, 2009, and on or around January 26, 2010 (the “Agreement”), by and between Del Monte Corporation, a corporation with its main business office at One Market @ the Landmark, San Francisco, California 94105 (the “Client”) and Advantage Sales & Marketing LLC, a limited liability company with its main business office at 18100 Von Karman Avenue, Suite 900, Irvine, CA 92612 (“Broker”).

WHEREAS, the parties desire to amend the Agreement to (1) revise Attachment B-1B per edits attached, and (2) revise Attachment B-2B per edits attached.

NOW, THEREFORE, in acknowledgement of good and valuable consideration, the sufficiency of which is acknowledged, the parties agree to add to the Agreement as follows:

1.	Attachment B-1C: The parties agree to replace the current “Attachment B-1B” in its entirety with a new “Attachment B-1C” as contained herein, effective May 1, 2010.

2.	Attachment B-2C: The parties agree to replace the current “Attachment B-2B” in its entirety with a new “Attachment B-2C” as contained herein, effective May 1, 2010.

3.	No Other Change: Except as modified by the 4th Amendment, the Agreement will remain in full force and effect as set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this 4th Amendment to be executed by their duly authorized representatives as of the date first above written.

ADVANTAGE SALES & MARKETING LLC		DEL MONTE CORPORATION

By:	/s/ Chris Oliver	By:	/s/ Tim Cole

Name:	Chris Oliver	Name:	Tim Cole

Title:	President, Sales	Title:	Executive Vice President

Date:	August 11, 2010	Date:	August 12, 2010

ATTACHMENT B-1C

DEL MONTE CORPORATION

RETAIL GROCERY BROKERAGE AGREEMENT

Applicable Brokerage Rates/Classes of Trade/Other Compensation

Brokerage Commissions shall be computed where applicable on the billed sales to the customers and classes of trade set forth below. Effective as of the Effective Date and subject to the exclusions set forth herein, Brokerage Commissions shall be paid at the commission rates set forth below applied to Client’s adjusted base delivered price (see provision 2 of Agreement). Commission rates and/or other payments for services under this Agreement may be amended upon mutual agreement by the parties in writing.

A.	Del Monte Brands, Del Monte Pet Products (Retail), Seafood, College Inn Broth, Produce (except as indicated on Schedule B-2)		Applicable Base Brokerage Rate

	I.	Retail Grocery Customers
(Except Wal*Mart Super Center Retail – see below)
		• Non-Produce	[***]*
		• Produce (Excluding Hawaii)	[***]*
		• Starkist SeaSation’s (frozen)(Thru 9/30/10)	[***]*

	II.	Drug Stores (except as specifically indicated) (Excluding Long’s Drug)	[***]*

	III.	Dollar Stores (except as specifically indicated)
		(Including Dollar Tree and Bargain Wholesale effective 8/25/08)	[***]*

	IV.	Convenience Stores (as specifically agreed)	[***]*

	V.	Administrative Support Customers (CVS Including Long’s Drug,
		Walgreens, Rite Aid & Lowe’s)	[***]*

	VI.	All Channels: Hawaii (Including Long’s Drug)	[***]*
• Including Produce

	VII.	Minor Mass	[***]*

	VIII.	Specialty Distributors	[***]*

Bonuses, if applicable, shall be paid at rates mutually agreed upon by the parties.

B.    Dedicated Retail Team. In addition to the brokerage rates set forth above, Broker shall be paid a lump sum payment of $[***]* monthly for Dedicated Retail Team (DRT) services in the grocery channel. Services provided by the DRT shall consist of customary dedicated retail services including the following:

Retail Distribution Management

New Product Distribution

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modular Integrity Oversight

Retail Audits

Retail Call Reporting (Date and Location of Retail Calls)

The DRT shall perform services for all Client customers in the grocery channel (including the national retailers directly serviced by Client (identified on Attachment C hereto) and those retail grocery accounts managed by Louis F. Leeper Company), as defined in the agreed deployment model.

C.    In-Store Execution/Reset Activity. Client shall pay to Broker a monthly payment for all grocery channel in-store execution and reset activity based on (i) actual labor support supplied during a month (at Broker’s published retail service rates), and (ii) to the extent applicable, Client’s pro-rata share of customer charges for in-store execution/reset activity. Broker in-store execution/reset activity shall be performed in accordance with plans and budgets approved in advance by Client. Broker shall submit a detailed invoice for in-store execution/reset activity to Client by the fifteenth day of the month following the month in which such services were performed. All charges set forth in such invoice shall be substantiated by reasonable supporting documentation or records. Payment for In-Store Execution/Reset Activity shall be capped at $[***]* per Client fiscal year. Fixed budgets to include both Grocery Produce and Starkist SeaSations Reset and Surge fees.

D.    Other Services. Broker shall perform such other services as specified by Client at rates and subject to terms mutually agreed to by Client and Broker.

E. Wal*Mart Super Center and Division I Retail Coverage

1.	Retail Calls
(Covering Del Monte Brands, Pet Products,
Seafood, College Inn Broth and Produce)

	- Frequency TBD by Del Monte		$[***]*
	Estimated length of average call at WMSC		[***]*.
	Estimated length of average call at Division I		[***]*.
	Estimated length of average call at Neighborhood Markets		[***]*.

2.	Store Set Up
	A.	- New Store	$[***]*
	B.	- Existing Stores	$[***]*

F.    Development Projects

        As directed by Client and agreed to by Broker, to be paid on a per-project basis.

G.    Back Office Support Services

        As mutually agreed by the parties.

H.    Exclusions:

Institutional (except for food service items ordered by covered retail customers, as agreed by Client)

Government and Military

Club

Private Label

Vending

Food Ingredients

Export

As set forth herein

ATTACHMENT B-2C

Exclusions

DEL MONTE CORPORATION

RETAIL GROCERY BROKERAGE AGREEMENT

Broker shall not receive brokerage commissions on sales of Client’s products to the following customers unless they are specifically designated on Attachment C:

Direct Mass Merchandising

Wal*Mart	Sam’s
Wal*Mart Super Center	Warehouse Club
(See WMSC Retail, Attach. B-1)	Costco
Wal*Mart Neighborhood Markets	Wholesale Depot
BJ’s
Max Club
Price Mart

National Retailers	Leeper Customers

Kroger (Coordinated and West)	Those customers in the Pittsburgh/Cleveland
Safeway	territory serviced by Louis F. Leeper Co.
Publix	and its affiliates
Delhaize
Meijer
HEB
K-Mart

Provided, however, that Broker shall be compensated as mutually agreed by the parties for back office support services provided to Client.

Dollar Stores

Family Dollar
Big Lots
Grocery Outlet
Bargain Wholesale

Pet Specialty

PetCo
PetSmart
Pet Supplies Plus
Pet Supermarkets
Pet Specialty distributors

Produce

No commission payable with respect to those markets identified on Schedule B-2

ATTACHMENT B-2C

EXCLUDED PRODUCE MARKETS

Oklahoma

Kansas City

Chicago

Milwaukee

Minneapolis

Nash Finch

Newell

Buffalo

Cleveland

Pittsburgh

Salt Lake City

Phoenix

Safeway

San Francisco

San Francisco All Other

EXCLUDED PRODUCE CUSTOMERS FROM “HQ” SALES COVERAGE

SuperValu

•	Albertsons Inter-Mountain West (NW & Salt Lake)
•	SV Quincy

Spokane Market

•	Spokane Produce Inc. (Spokane, WA)

Seattle Market

•	Associated Grocers Produce (Seattle, WA)
•	Charlie’s Produce (Seattle, WA)

Portland Market

•	Fred Meyer Inc.
•	Unified Western Grocers (Modesto, CA)
•	Winco Foods Inc.